                              FIRST M & F CORPORATION

                                      EXHIBIT 32
                             SECTION 1350 CERTIFICATIONS

     In connection with the Quarterly Report of First M & F Corporation (the "Company")
on Form 10-Q for the period ended September 30, 2004 as filed with Securities and
Exchange Commission on the date hereof (the "Report"), I, Hugh S. Potts, Jr., Chief
Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

   A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 8, 2004                    BY:   /s/ Hugh S. Potts, Jr.
                                             ----------------------------------
                                                 Hugh S. Potts, Jr.
                                                 Chairman and
                                                 Chief Executive Officer

     In connection with the Quarterly Report of First M & F Corporation (the "Company")
on Form 10-Q for the period ended September 30, 2004 as filed with Securities and
Exchange Commission on the date hereof (the "Report"), I, John G. Copeland,
Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

   C. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   D. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 8, 2004                 BY:   /s/ John G. Copeland
                                             ----------------------------------
                                              John G. Copeland
                                              EVP and Chief Financial Officer